UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2016, MicroStrategy Incorporated (the “Company”) held its 2016 Annual Meeting of Stockholders. The following proposals were adopted by the votes specified below.

	For	Withheld/ Against	Abstain	Broker Non-Votes

1. To elect five (5) directors for the next year:
Michael J. Saylor	25,690,377	2,383,046	—	534,729
Robert H. Epstein	27,010,827	1,062,596	—	534,729
Stephen X. Graham	27,981,590	91,833	—	534,729
Jarrod M. Patten	26,969,205	1,104,218	—	534,729
Carl J. Rickertsen	26,964,447	1,108,976	—	534,729

2. To approve Amendment No. 3 to the MicroStrategy Incorporated 2013 Stock Incentive Plan to increase the number of shares of class A common stock authorized for issuance under such plan from 1,500,000 to 1,700,000.	27,855,129	195,695	22,599	534,729

3. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	28,596,546	7,703	3,903	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2016	MicroStrategy Incorporated
(Registrant)

	By:	/s/ Phong Q. Le
	Name:	Phong Q. Le
	Title:	Senior Executive Vice President & Chief Financial Officer